Acquisitions and Divestiture	12 Months Ended
Dec. 31, 2011
Acquisitions and Divestiture [Abstract]
Acquisitions and Divestiture
Acquisitions and Divestiture
Acquisitions have been accounted for as business combinations, and the acquired companies’ results have been included in the accompanying statements of income from their respective dates of acquisition. Our acquisitions have historically been made at prices above the fair value of the acquired net assets, resulting in goodwill, due to expectations of synergies of combining the businesses. These synergies include use of our existing infrastructure, such as sales force, shared service centers, distribution channels and customer relations, to expand sales of the acquired businesses’ products; use of the infrastructure of the acquired businesses to cost-effectively expand sales of our products; and elimination of duplicative facilities, functions and staffing.

2011 Acquisitions
On August 29, 2011, we acquired all outstanding shares of Cellestis Ltd., a publicly listed Australian company, for $372.5 million in cash. Cellestis develops and provides in-vitro diagnostics and life science research products based on its proprietary QuantiFERON® technology. The technology provides information on the activity of the cell-mediated functions of the immune system from whole blood samples. By tapping into the body’s memory system, this approach allows diseases to be detected much earlier than with other diagnostic methods, such as PCR. With QuantiFERON®, we are adding a “pre-molecular” technology that allows us to look even deeper than with DNA-based molecular testing and thereby strive to feed and drive our DNA-based molecular franchise. QuantiFERON® is a trademark of Cellestis, Ltd.
On July 8, 2011, the Board of Directors of Ipsogen S.A. voted in favor of QIAGEN’s offer for EUR 12.90 per share and QIAGEN entered into binding agreements with a group of major shareholders of Ipsogen to purchase a majority of the Ipsogen shares. Ipsogen, a publicly listed company founded in 1999 and based in Marseille, France, is a global leader in molecular profiling and personalized healthcare diagnostics for a broad range of applications in the field of hematology. The acquisition of Ipsogen provides QIAGEN access to a broad range of assays covering 15 biomarkers used worldwide for the diagnosis, prognosis and monitoring of patients with various blood cancers. Many of these assays also are used as companion diagnostics in personalized healthcare to make and guide treatment decisions. Many of Ipsogen’s assays have CE-IVD Marking in Europe and have been developed for use on QIAGEN's Rotor-Gene Q real-time PCR system. This has the potential to enable the smooth and rapid transfer of these unique products onto QIAGEN's QIAsymphony RGQ, a novel integrated sample-to-result laboratory automation platform that includes the Rotor-Gene Q system.
On July 12, 2011, we paid EUR 40.9 million ($57.4 million) for the initial 62.6% of Ipsogen outstanding common shares. On the acquisition date, the fair value of the noncontrolling interest was $42.4 million and the fair value of all Ipsogen outstanding shares and other equity instruments was approximately EUR 70.2 million ($99.9 million). The fair value of the noncontrolling interest was based on reference to quoted market values of Ipsogen stock. The assignment of the total consideration including the fair value of the noncontrolling interest as of the date of the acquisition is shown below.
Since QIAGEN held more than 50%, a public tender offer for the remaining shares at the same price was submitted and approved by the Autorité Des Marchés Financiers. As of December 31, 2011, we paid an additional $29.8 million and hold 89.3% of the Ipsogen shares on a fully diluted basis.
As of December 31, 2011, the preliminary purchase price allocations are as follows:

(in thousands)	Cellestis acquisition	Ipsogen acquisition	Total
Purchase price:
Cash consideration paid	$372,452	$57,436	$429,888
Fair value of remaining shares	—	42,437	42,437
	$372,452	$99,873	$472,325

Preliminary allocation:
Working capital	$16,893	$15,246	$32,139
Fixed and other long-term assets	1,112	2,429	3,541
Developed technology, licenses and know-how	67,200	36,400	103,600
Customer relationships	42,600	10,600	53,200
Tradenames	12,000	1,500	13,500
Goodwill	270,860	52,095	322,955
Deferred tax liability on fair value of identifiable intangible assets acquired	(37,981)	(16,485)	(54,466)
Liabilities assumed	(232)	(1,912)	(2,144)
	$372,452	$99,873	$472,325

The allocations of the purchase prices are preliminary and is based upon information that was available to management at the time the financial statements were prepared. Accordingly, the allocation may change. We have gathered no information that indicates the final purchase price allocations will differ materially from the preliminary estimates other than for the final determination of the intangible assets acquired and the resulting deferred taxes with the acquisition of Cellestis and Ipsogen. Acquisition-related costs are expensed when incurred and are included in general, administrative, integration and other in the accompanying consolidated statements of income.
The amortization periods for the acquired intangible assets with definite lives of Cellestis and Ipsogen is 10 years for developed technology, customer relationships and trade names and 7 years for licenses. The goodwill acquired in these acquisitions is not deductible for tax purposes.

Since the acquisition date, the results of Cellestis and Ipsogen are included in the consolidated results through December 31, 2011. Net sales for the combined companies totaled $28.6 million and net loss attributable to the owners of QIAGEN N.V. was $1.7 million as of December 31, 2011. Acquisition-related costs for Cellestis and Ipsogen for the year-ended December 31, 2011 amounted to $5.8 million and $5.6 million, respectively.
Pro forma results
The following unaudited pro forma information assumes that the above acquisitions occurred at the beginning of the periods presented. For the years ended December 31, 2011 and 2010, pro forma net sales would have been $1,213.5 million and $1,140.2 million, pro forma net income would have been $91.9 million and $139.2 million, and pro forma diluted net income per common share would have been $0.38 and $0.58, respectively. These unaudited pro forma results are intended for informational purposes only and are not necessarily indicative of the results of operations that would have occurred had the acquisitions been in effect at the beginning of the periods presented, or of future results of the combined operations.
Other 2011 Acquisitions
During 2011, we completed three acquisitions which individually were not significant to the overall consolidated financial statements. The cash paid for other 2011 acquisitions, net of cash acquired, was $47.9 million. Certain acquisitions included contingent consideration where we are required to assess the acquisition date fair value of the contingent consideration liabilities, which is recorded as part of the purchase consideration. This is discussed further in Note 8, "Fair Value Measurements," where we continuously assess and adjust the fair value of the contingent consideration liabilities, if necessary, until the settlement or expiration of the contingency occurs. The total fair value of the milestone payments of approximately $24.9 million, determined as of the acquisition date, has been recognized as purchase price. The fair value of the milestone payments of approximately $23.5 million was determined using a discount rate of 0.80% and a probability regarding the accomplishment of the milestones of 90% to 100%. The fair value of the milestone payments of approximately $1.4 million was determined using a discount rate of 3.25% with the assumption that only the first milestone will be met based on the assumptions of the business plan. Under the purchase agreements, we could be required to make additional contingent cash payments totaling $44.0 million through 2016, of which $24.9 million was accrued at December 31, 2011.
2010 Acquisitions
In 2010, we completed two acquisitions which individually were not significant to the overall consolidated financial statements. We acquired 100% of the shares of ESE GmbH (subsequently renamed QIAGEN Lake Constance GmbH), a privately held developer and manufacturer of UV and fluorescence optical measurement devices. ESE is based in Stockach, Germany. ESE pioneered the development and manufacturing of optical measurement systems for medical and industrial applications. The systems utilize unique, high-performance and award-winning fluorescence detection technologies integrated into compact modules. We have demonstrated that ESE’s fluorescence detection systems can be used to measure signals generated by our existing testing technologies, including the HDA and tHDA isothermal assay systems. We also acquired the food market business of the Institute for Product Quality (ifp), a Berlin-based company which sells food, veterinary and environmental quality control assays. The transaction was an asset purchase of primarily patents, know-how, intellectual property rights and customer data related to the business. We have entered into license and contract manufacturing agreements with ifp under which ifp will perform the production for QIAGEN.
Aggregate consideration paid in 2010 for the acquisitions was $22.7 million and an amount of $2.9 million was retained in an escrow account to cover any claims for breach of any representations, warranties or indemnities. During 2011 and 2010, $1.3 million and $1.6 million, respectively of the funds were released along with the preacquisition contingencies. Furthermore, the purchase agreements for both acquisitions included aggregate milestone payments of up to $8.1 million. As of December 31, 2011 and 2010, $2.6 million and $5.2 million, respectively, was accrued.
2009 Acquisitions
DxS Ltd. Acquisition
On September 21, 2009, we acquired 100% of the outstanding shares of DxS Ltd. (DxS), a privately-held developer and manufacturer of companion diagnostic products headquartered in Manchester, United Kingdom. With this acquisition, we believe that we have taken a strong leadership position in personalized healthcare (PHC). The transaction was valued at $94.5 million in cash, plus up to an additional $35.0 million in contingent consideration. The acquisition date fair value of the total consideration was $112.1 million, which consisted of $94.5 million in cash and $17.6 million for the acquisition date fair value of the contingent consideration. A portion of the purchase consideration was deposited in an escrow account with a paying agent to cover any claims for breach of representations, warranties, covenants or indemnities or failure to satisfy certain conditions. As a result, as of December 31, 2011, $4.8 million ($8.7 million as of December 31, 2010) is included in prepaid expenses and other in the accompanying consolidated balance sheets. Correspondingly, we have recorded preacquisition contingencies of $4.8 million ($8.7 million as of December 31, 2010) which are included in accrued and other liabilities in the accompanying consolidated balance sheets.
The contingent consideration of up to $35.0 million relates to specific commercial and other milestones, which, if met, will be paid. The preliminary total fair value of milestones was approximately $17.6 million which, as of the acquisition date, has been recognized as purchase price. The fair value of the milestone payments was determined using a discount rate of 3.25% and a probability regarding the accomplishment of the milestones of 90 to 95%. Refer to Note 8 of the Consolidated Financial Statements, "Fair Value Measurements", for additional information on the fair market valuation of the contingent consideration. As of December 31, 2011 and 2010, $11.2 million and $14.3 million was accrued respectively, and $6.3 million and $4.1 million was paid, respectively.
SABiosciences Acquisition
On December 14, 2009, we acquired 100% of the outstanding shares of SABiosciences Corporation, located in Frederick, Maryland (USA). SABiosciences holds a leading position in the design and commercialization of disease- and pathway-focused real-time PCR-based assay panels, which are widely utilized in biomedical research and in the development of future drugs and diagnostics. At closing, the purchase price was $97.6 million in cash. As of December 31, 2010, we have $5.9 million of the consideration in an escrow account with a paying agent to cover any claims for breach of representations, warranties, covenants or indemnities or failure to satisfy certain conditions. This amount is included in prepaid expenses and other in the accompanying Consolidated Balance Sheet. Correspondingly, we have preacquisition contingencies of $5.9 million which are included in accrued and other liabilities in the accompanying Consolidated Balance Sheet. As of December 31, 2011, the full amount of the escrow has been released along with the preacquisition contingencies.
As of December 31, 2010, the final allocation of the purchase price and transaction costs for the acquisitions of DxS and SABiosciences are follows:

(in thousands)	DxS Acquisition	SABiosciences Acquisition	Total
Purchase Price:
Cash consideration paid	$94,823	$97,586	$192,409
Fair value of milestones	17,599	—	17,599
	$112,422	$97,586	$210,008
Final Allocation:
Working capital	$263	$10,503	$10,766
Fixed and other long-term assets	2,199	2,215	4,414
Product technology and know how	16,400	26,400	42,800
Purchased in-process research and development	1,400	1,700	3,100
Customer relationships	54,900	8,400	63,300
Tradename	4,100	1,900	6,000
Goodwill	55,417	62,433	117,850
Deferred tax liability on fair value of identifiable intangible assets acquired	(21,522)	(15,965)	(37,487)
Liabilities assumed	(735)	—	(735)
	$112,422	$97,586	$210,008

The weighted-average amortization period for the intangible assets acquired with DxS is 15 years and with SABiosciences is 10 years. The goodwill acquired in these acquisitions is not deductible for tax purposes.
Other 2009 Acquisitions
On August 6, 2009, we acquired Explera s.r.l., a leading supplier in molecular diagnostics and personalized medicine in Italy. The transaction is valued at $7.5 million with a fixed purchase price of $5.0 million and milestone payments of $2.5 million. With this acquisition, we expanded the size of our Molecular Diagnostics sales channel in Italy and added several activities in the area of personalized medicine and access to a suite of CE-IVD pyrosequencing assays.
On November 12, 2009, we acquired 100% of the outstanding shares of a developer, producer and distributor of PCR-based technologies for forensics, kinship and paternity analysis, and other human identity testing applications located in Germany. Upon closing of the transaction, an upfront payment of $23.3 million was paid to the sellers, less an amount of $13.1 million which was originally retained in an escrow account to cover any claims for breach of any of representations, warranties or indemnities. The escrow funds were partially released to the sellers and another $1.6 million was paid to the sellers during 2010. There were no further claims against the escrow as of December 31, 2011.
2009 Divestiture
In July 2009, through the sale of our subsidiary in Austria, we sold the Olerup SSP® product line and related assets to Olerup International AB, a subsidiary of LinkMed, a Swedish venture capital company specializing in life sciences. The Olerup SSP® product line includes molecular transplantation testing products used for DNA human leukocyte antigen (HLA) typing. We retained rights to all Olerup SSP® assays for applications outside transplantation testing, such as in personalized medicine. The transaction does not affect our presence in new sequencing-based typing assays in the area of transplantation. We recorded a net gain of approximately $1.2 million on the sale of the business, which is recorded in other income, net in 2009.